Deferred Revenues	12 Months Ended
Dec. 31, 2019
Revenue from Contract with Customer [Abstract]
Deferred Revenues

9. DEFERRED REVENUES

Deferred revenues are comprised of the following:

	December 31,
	2019	2018
Real estate lot sales deposits	$838,471	$995,327
Other	61,449	43,165
Total	$899,920	$1,038,492

The Company accepts deposits in conjunction with agreements to sell real estate building lots at Algodon Wine Estates in the Mendoza wine region of Argentina. These lot sale deposits are generally denominated in U.S. dollars. As of December 31, 2018, the Company had executed agreements to sell real estate building lots for aggregate proceeds of $3,725,867. No additional agreements for the sale of real estate building lots were executed during 2019. To date, twenty-five lots have been sold. Revenue is recorded when the sale closes, and the deeds are issued. During 2018, the Company closed on the sale of 25 lots and recorded revenue of $1,468,000.